Exhibit 10.1

EXECUTION COPY

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED
RECEIVABLES PURCHASE AGREEMENT

THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT, dated as of April 12, 2018 (this “Amendment”), is entered into by and among the following parties:
(i)    OWENS CORNING RECEIVABLES LLC, a Delaware limited liability company, as seller (the “Seller”);
(ii)    OWENS CORNING SALES, LLC, a Delaware limited liability company (“Owens Corning Sales”), as initial servicer (in such capacity, the “Servicer”);
(iii)    THE BANK OF NOVA SCOTIA, a Canadian chartered bank (“BNS”), as a Related Committed Purchaser, as an LC Bank and as a Purchaser Agent for the Liberty Street Purchaser Group (in such capacity, the “Liberty Street Purchaser Agent”);
(iv)    PNC BANK, NATIONAL ASSOCIATION (“PNC”), as administrator (in such capacity, the “Administrator”), as a Related Committed Purchaser, as an LC Bank and as a Purchaser Agent for the PNC Purchaser Group (in such capacity, the “PNC Purchaser Agent”);
(v)    LIBERTY STREET FUNDING LLC (“Liberty Street”), as a Conduit Purchaser;
(vi)     CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK (“Credit Agricole”), as a Related Committed Purchaser and as a Purchaser Agent for the Atlantic Purchaser Group (in such capacity, the “Atlantic Purchaser Agent”); and
(vii)    ATLANTIC ASSET SECURITIZATION LLC (“Atlantic”), as a Conduit Purchaser.
R E C I T A L S
A.Each of the parties hereto are parties to that certain Second Amended and Restated Receivables Purchase Agreement, dated as of May 5, 2017 (as amended, supplemented or otherwise modified prior to the date hereof, the “Agreement”).
B.Concurrently herewith, the Seller, the Servicer, each Purchaser Agent, each LC Bank and the Administrator are entering into that certain Sixth Amended and Restated Fee Letter (the “A&R Fee Letter”), dated as of the date hereof.
C.The parties hereto desire to amend the Agreement as hereafter set forth.

NOW THEREFORE, in consideration of the premises and other material covenants contained herein, the parties hereto agree as follows:
SECTION 1.Certain Defined Terms. Capitalized terms which are used herein without definition and that are defined in the Agreement shall have the same meanings herein as in the Agreement.

SECTION 2.Amendments to the Agreement. Effective as of the Effective Date, the Agreement is hereby amended as follows:

(a)The definition of “Purchase Limit” set forth in Exhibit I to the Agreement is replaced in its entirety with the following:
“Purchase Limit” means $280,000,000, as such amount may be reduced or increased pursuant to the terms hereof. References to the unused portion of the Purchase Limit shall mean, at any time, the Purchase Limit minus the Exposure.
(b)Schedule IV to the Agreement is replaced in its entirety with Schedule IV attached hereto.

SECTION 3.Effect of Amendment; Ratification. All provisions of the Agreement and each other Transaction Document, as amended by this Amendment, remain in full force and effect. After this Amendment becomes effective, all references in the Agreement or any other Transaction Document to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Agreement or such other Transaction Document shall be deemed to be references to the Agreement or such other Transaction Document as amended by this Amendment. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Agreement or any other Transaction Document other than as expressly set forth herein is hereby ratified and confirmed.

SECTION 4.Effectiveness of this Amendment. This Amendment shall become effective as of the date hereof (the “Effective Date”) upon receipt by the Administrator of each of the following:

(a)duly executed counterparts of this Amendment (whether by facsimile or otherwise) executed by each of the parties hereto;
(b)duly executed counterparts of the A&R Fee Letter (whether by facsimile or otherwise) executed by each of the parties thereto;
(c)certified copies of: (i) the resolutions or unanimous written consents of the board of directors (or the equivalent thereof) of the Seller authorizing the execution, delivery and performance by the Seller of this Amendment, the A&R Fee Letter and the other Transaction Documents to which it is a party; (ii) all documents evidencing other necessary corporate or organizational action and governmental approvals, if any, with respect to this Amendment, the A&R Fee Letter and the other Transaction Documents and (iii) the certificate of formation and limited liability company agreement of the Seller;
(d)a certificate of the Secretary or Assistant Secretary of the Seller, the Servicer and the Performance Guarantor certifying the names and true signatures of its officers who are authorized to sign this Amendment, the A&R Fee Letter and the other Transaction Documents to which it is a party;
(e)a favorable opinion, addressed to each Rating Agency, the Administrator, each Purchaser Agent and each Purchaser, in form and substance reasonably satisfactory to the Administrator, from Jones Day, counsel for the Seller, the Servicer and the Performance Guarantor, and internal counsel for the Seller, the Servicer and the Performance Guarantor, covering such matters as the Administrator may reasonably request, including, without limitation, certain organizational, no-conflict and New York enforceability matters; and
(f)evidence of payment by the Seller of the “Amendment Fee” (under and as defined in the A&R Fee Letter) in accordance with the terms of the A&R Fee Letter.

SECTION 5.Representations and Warranties. Each of Owens Corning Sales and the Seller hereby represents and warrants to the Administrator, each Purchaser Agent and each Purchaser as follows:

(a)Representations and Warranties. Each of the representations and warranties made by it under the Agreement and each of the Transaction Documents to which it is a party are true and correct in all material respects as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date).
(b)Enforceability. The execution and delivery by such Person of this Amendment, and the performance of its obligations under this Amendment and the Agreement, as amended hereby, are within its organizational powers and have been duly authorized by all necessary organizational action on its parts. This Amendment and the Agreement, as amended hereby, are such Person’s valid and legally binding obligations, enforceable in accordance with its respective terms.
(c)No Default. Both before and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Termination Event, Unmatured Termination Event or Servicer Default exists or shall exist.
(d)Further Assurances. Such Person agrees to provide (or to cause to be provided) to the Administrator a copy of all agreements, documents, certificates and instruments, if any, relating to the subject matter of this Amendment, as the Administrator may reasonably request.

SECTION 6.Miscellaneous.

(a)Counterparts. This Amendment may be executed in any number of counterparts, and by the different parties hereto on the same or separate counterparts, each of which when so executed and delivered shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement. Delivery by facsimile or email of an executed signature page of this Amendment shall be effective as delivery of an original executed counterpart hereof.
(b)Section Headings. The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.
(c)Fees and Expenses. The Seller unconditionally agrees to pay within 10 Business Days of any demand therefor all reasonable and documented costs and expenses incurred by the Administrator, any Purchaser Agent and/or any Purchaser in connection with the preparation, execution and delivery of this Amendment and the transactions contemplated hereby, including, without limitation, reasonable fees, costs and expenses of legal counsel for the Administrator, the Purchaser Agents and the Purchasers.
(d)Severability. Each provision of this Amendment shall be severable from every other provision of this Amendment for the purpose of determining the legal enforceability of any provision hereof, and the unenforceability of one or more provisions of this Amendment in one jurisdiction shall not have the effect of rendering such provision or provisions unenforceable in any other jurisdiction.
(e)Transaction Document. This Amendment shall constitute a Transaction Document.
(f)GOVERNING LAW. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).
(g)JURISDICTION. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK; AND, BY EXECUTION AND DELIVERY OF THIS AMENDMENT, EACH OF THE PARTIES HERETO CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE

JURISDICTION OF THOSE COURTS. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT PERMITTED BY LAW, ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, THAT IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AMENDMENT OR ANY DOCUMENT RELATED HERETO. EACH OF THE PARTIES HERETO WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH SERVICE MAY BE MADE BY ANY OTHER MEANS PERMITTED BY NEW YORK LAW.

SECTION 7.Reaffirmation of Performance Guaranty. After giving effect to this Amendment and the transactions contemplated by this Amendment, all of the provisions of the Performance Guaranty shall remain in full force and effect and the Performance Guarantor hereby ratifies and affirms the Performance Guaranty and acknowledges that the Performance Guaranty has continued and shall continue in full force and effect in accordance with its terms.

(signatures begin on the next page)

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

OWENS CORNING SALES, LLC,
as Servicer

By: /s/Brad Lazorka
Name: Brad Lazorka
Title: Treasurer

OWENS CORNING RECEIVABLES LLC,
as Seller

By: /s/Brad Lazorka
Name: Brad Lazorka
Title: Treasurer

THE BANK OF NOVA SCOTIA,
as a Related Committed Purchaser
By: /s/Paul Czach
Name: Paul Czach
Title: Managing Director

THE BANK OF NOVA SCOTIA,
as an LC Bank
By: /s/Paul Czach
Name: Paul Czach
Title: Managing Director

THE BANK OF NOVA SCOTIA,
as a Purchaser Agent
By: /s/Paul Czach
Name: Paul Czach
Title: Managing Director

LIBERTY STREET FUNDING LLC,
as a Conduit Purchaser
By: /s/Jill A. Russo
Name: Jill A. Russo
Title: Vice President

PNC BANK, NATIONAL ASSOCIATION,
as a Related Committed Purchaser

By: /s/Michael Brown
Name: Michael Brown
Title: Senior Vice President

PNC BANK, NATIONAL ASSOCIATION,
as an LC Bank

By: /s/Michael Brown
Name: Michael Brown
Title: Senior Vice President

PNC BANK, NATIONAL ASSOCIATION,
as a Purchaser Agent

By: /s/Michael Brown
Name: Michael Brown
Title: Senior Vice President

PNC BANK, NATIONAL ASSOCIATION,
as Administrator

By: /s/Michael Brown
Name: Michael Brown
Title: Senior Vice President

ATLANTIC ASSET SECURITIZATION LLC,
as a Conduit Purchaser

By:/s/ Sam Pilcer
Name: Sam Pilcer
Title: Managing Director

By:/s/ Richard McBride
Name: Richard McBride
Title: Director

CREDIT AGRICOLE CORPORATE AND
INVESTMENT BANK,
as a Related Committed Purchaser

By:/s/ Sam Pilcer
Name: Sam Pilcer
Title: Managing Director

By:/s/ Richard McBride
Name: Richard McBride
Title: Director

CREDIT AGRICOLE CORPORATE AND
INVESTMENT BANK,
as a Purchaser Agent

By:/s/ Sam Pilcer
Name: Sam Pilcer
Title: Managing Director

By:/s/ Richard McBride
Name: Richard McBride
Title: Director

ACKNOWLEDGED AND AGREED TO:

OWENS CORNING,
as Performance Guarantor

By:/s/ Brad Lazorka
Name:    Brad Lazorka
Title: Vice President and Treasurer

SCHEDULE IV
GROUP COMMITMENTS

Purchaser Group
Name	Capacity	Commitment	Group Commitment
Liberty Street Purchaser Group	Purchaser Group	N/A	$112,000,000
Liberty Street	Conduit Purchaser	N/A
BNS	Related Committed Purchaser	$112,000,000
BNS	LC Bank	$80,000,000
BNS	Purchaser Agent	N/A
PNC Purchaser Group	Purchaser Group	N/A	$112,000,000
PNC	Related Committed Purchaser	$112,000,000
PNC	LC Bank	$80,000,000
PNC	Purchaser Agent	N/A
Atlantic Purchaser Group	Purchaser Group	N/A	$56,000,000
Atlantic	Conduit Purchaser	N/A
Credit Agricole	Related Committed Purchaser	$56,000,000
Credit Agricole	Purchaser Agent	N/A